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                            FPA PERENNIAL FUND, INC.
       SUPPLEMENT DATED FEBRUARY 6, 2004 TO PROSPECTUS DATED MAY 1, 2003

THE SECTION "PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE" IS REVISED AS
FOLLOWS:

Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

Purchases made under this section are subject to a 2% contingent deferred sales charge if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the contingent deferred sales charge on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the contingent deferred sales charge to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The Fund does, however, retain the ability to restrict additional purchases or exchanges of shares in any account if it believes activity is indicative of a market timing strategy. The 2% is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The deferred sales charge is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge at any time during the past 12 months. Certification by the dealer of the qualifying redemption is required.

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